UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020 (May 13, 2020)

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

_______________________________________________

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______________________________________________

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On May 14, 2020 (the “Settlement Date”), AbbVie Inc. (“AbbVie”) completed its previously announced (i) offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes of certain series issued by Allergan Finance, LLC (“Allergan Finance”), Allergan, Inc. (“Allergan Inc”), Allergan Sales, LLC (“Allergan Sales”) and Allergan Funding SCS (“Allergan Funding” and, together with Allergan Finance, Allergan Inc and Allergan Sales, “Allergan”) (the “Allergan Notes”) for new notes issued by AbbVie and (ii) related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) made by AbbVie on behalf of Allergan to adopt certain amendments (the “Amendments”) to each of the indentures governing the Allergan Notes (the “Allergan Indentures”). Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Allergan Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Allergan Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Allergan Notes set forth below will remain outstanding.

Title of Series of Allergan Notes	Issuer	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
3.375% Senior Notes due 2020	Allergan Inc	$311,602,000	$338,398,000
4.875% Senior Notes due 2021	Allergan Sales	$431,559,000	$18,441,000
5.000% Senior Notes due 2021	Allergan Sales	$1,175,701,000	$24,299,000
3.450% Senior Notes due 2022	Allergan Funding	$2,627,036,000	$251,188,000
3.250% Senior Notes due 2022	Allergan Finance	$1,462,358,000	$237,642,000
2.800% Senior Notes due 2023	Allergan Inc	$244,575,000	$105,425,000
3.850% Senior Notes due 2024	Allergan Funding	$945,394,000	$91,346,000
3.800% Senior Notes due 2025	Allergan Funding	$2,890,467,000	$130,225,000
4.550% Senior Notes due 2035	Allergan Funding	$1,681,354,000	$107,646,000
4.625% Senior Notes due 2042	Allergan Finance	$389,217,000	$67,493,000
4.850% Senior Notes due 2044	Allergan Funding	$1,008,583,000	$70,777,000
4.750% Senior Notes due 2045	Allergan Funding	$827,096,000	$53,860,000
Floating Rate Notes due 2020	Allergan Funding	€547,703,000	€152,297,000
0.500% Senior Notes due 2021	Allergan Funding	€539,018,000	€210,982,000
1.500% Senior Notes due 2023	Allergan Funding	€433,228,000	€66,772,000
1.250% Senior Notes due 2024	Allergan Funding	€603,389,000	€96,611,000
2.625% Senior Notes due 2028	Allergan Funding	€427,893,000	€72,107,000
2.125% Senior Notes due 2029	Allergan Funding	€513,538,000	€36,462,000

Prior to the settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Amendments with respect to each series of Allergan Notes, supplemental indentures were executed eliminating substantially all of the covenants, restrictive provisions, events of default and any guarantees of the related Allergan Notes in each Allergan Indenture. Such supplemental indentures became operative upon the Settlement Date.

In connection with the settlement of the Exchange Offers and Consent Solicitations, on May 14, 2020, AbbVie issued:

(i)	$311,602,000 aggregate principal amount of 3.375% Senior Notes due 2020 (the “3.375% 2020 Notes”);

(ii)	$431,559,000 aggregate principal amount of 4.875% Senior Notes due 2021 (the “4.875% 2021 Notes”);

(iii)	$1,175,701,000 aggregate principal amount of 5.000% Senior Notes due 2021 (the “5.000% 2021 Notes”);

(iv)	$2,627,036,000 aggregate principal amount of 3.450% Senior Notes due 2022 (the “3.450% 2022 Notes”);

(v)	$1,462,358,000 aggregate principal amount of 3.250% Senior Notes due 2022 (the “3.250% 2022 Notes”);

(vi)	$244,575,000 aggregate principal amount of 2.800% Senior Notes due 2023 (the “2.800% 2023 Notes”);

(vii)	$945,394,000 aggregate principal amount of 3.850% Senior Notes due 2024 (the “3.850% 2024 Notes”);

(viii)	$2,890,467,000 aggregate principal amount of 3.800% Senior Notes due 2025 (the “3.800% 2025 Notes”);

(ix)	$1,681,354,000 aggregate principal amount of 4.550% Senior Notes due 2035 (the “4.550% 2035 Notes”);

(x)	$389,217,000 aggregate principal amount of 4.625% Senior Notes due 2042 (the “4.625% 2042 Notes”);

(xi)	$1,008,583,000 aggregate principal amount of 4.850% Senior Notes due 2044 (the “4.850% 2044 Notes”);

(xii)	$827,096,000 aggregate principal amount of 4.750% Senior Notes due 2045 (the “4.750% 2045 Notes” and, together with the 3.375% 2020 Notes, the 4.875% 2021 Notes, the 5.000% 2021 Notes, the 3.450% 2022 Notes, the 3.250% 2022 Notes, the 2.800% 2023 Notes, the 3.850% 2024 Notes, the 3.800% 2025 Notes, the 4.550% 2035 Notes, the 4.625% 2042 Notes, the 4.850% 2042 Notes and the 4.850% 2044 Notes, the “USD Notes”);

(xiii)	€547,703,000 aggregate principal amount of Floating Rate Notes due 2020 (the “2020 Floating Rate Notes”);

(xiv)	€539,018,000 aggregate principal amount of 0.500% Senior Notes due 2021 (the “0.500% 2021 Notes”);

(xv)	€433,228,000 aggregate principal amount of 1.500% Senior Notes due 2023 (the “1.500% 2023 Notes”);

(xvi)	€603,389,000 aggregate principal amount of 1.250% Senior Notes due 2024 (the “1.250% 2024 Notes”);

(xvii)	€427,893,000 aggregate principal amount of 2.625% Senior Notes due 2028 (the “2.625% 2028 Notes”); and

(xviii)	€513,538,000 aggregate principal amount of 2.125% Senior Notes due 2029 (the “2.125% 2029 Notes” and, together with the 2020 Floating Rate Notes, the 0.500% 2021 Notes, the 1.500% 2023 Notes, the 1.250% 2024 Notes and the 2.625% 2028 Notes, the “Euro Notes” and the Euro Notes, together with the USD Notes, the “Notes”).

The USD Notes are governed by an indenture, dated November 8, 2012 (the “Base Indenture”), by and between AbbVie and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 8, dated May 14, 2020 (the “USD Supplemental Indenture”), by and between AbbVie and the Trustee. The Euro Notes are governed by the Base Indenture, as supplemented by Supplemental Indenture No. 9, dated May 14, 2020 (the “Euro Supplemental Indenture”), among AbbVie, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (in such capacity, the “Transfer Agent” and the “Registrar”). In connection with the issuance of the Euro Notes, AbbVie, the Trustee, the Paying Agent, the Transfer Agent, Elavon Financial Services DAC, U.K. Branch, as calculation agent and the Registrar also entered into an agency agreement, dated May 14, 2020 (the “Agency Agreement”).

The Notes are unsecured, unsubordinated obligations of AbbVie and will rank equally in right of payment with all of AbbVie’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations.

The interest rate and maturity date for each series of Notes is as follows:

(i)	The 3.375% 2020 Notes will bear interest at a rate of 3.375% per annum and will mature on September 15, 2020.

(ii)	The 4.875% 2021 Notes will bear interest at a rate of 4.875% per annum and will mature on February 15, 2021.

(iii)	The 5.000% 2021 Notes will bear interest at a rate of 5.000% per annum and will mature on December 15, 2021.

(iv)	The 3.450% 2022 Notes will bear interest at a rate of 3.450% per annum and will mature on March 15, 2022.

(v)	The 3.250% 2022 Notes will bear interest at a rate of 3.250% per annum and will mature on October 1, 2022.

(vi)	The 2.800% 2023 Notes will bear interest at a rate of 2.800% per annum and will mature on March 15, 2023.

(vii)	The 3.850% 2024 Notes will bear interest at a rate of 3.850% per annum and will mature on June 15, 2024.

(viii)	The 3.800% 2025 Notes will bear interest at a rate of 3.800% per annum and will mature on March 15, 2025.

(ix)	The 4.550% 2035 Notes will bear interest at a rate of 4.550% per annum and will mature on March 15, 2035.

(x)	The 4.625% 2042 Notes will bear interest at a rate of 4.625% per annum and will mature on October 1, 2042.

(xi)	The 4.850% 2044 Notes will bear interest at a rate of 4.850% per annum and will mature on June 15, 2044.

(xii)	The 4.750% 2045 Notes will bear interest at a rate of 4.750% per annum and will mature on March 15, 2045.

(xiii)	The 2020 Floating Rate Notes will bear interest at a variable rate, which for any particular interest period will be a per annum rate equal to EURIBOR as determined on the applicable interest determination date by the calculation agent appointed by AbbVie, which initially will be the Paying Agent, plus 0.350%, and will mature on November 15, 2020.

(xiv)	The 0.500% 2021 Notes will bear interest at a rate of 0.500% per annum and will mature on June 1, 2021.

(xv)	The 1.500% 2023 Notes will bear interest at a rate of 1.500% per annum and will mature on November 15, 2023.

(xvi)	The 1.250% 2024 Notes will bear interest at a rate of 1.250% per annum and will mature on June 1, 2024.

(xvii)	The 2.625% 2028 Notes will bear interest at a rate of 2.625% per annum and will mature on November 15, 2028.

(xviii)	The 2.125% 2029 Notes will bear interest at a rate of 2.125% per annum and will mature on June 1, 2029.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture attached as Exhibit 4.1 hereto; (ii) the USD Supplemental Indenture attached as Exhibit 4.2 hereto; (iii) the Euro Supplemental Indenture attached as Exhibit 4.15 hereto; (iv) the forms of the Notes attached as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.17, 4.18, 4.19, 4.20, 4.21 and 4.22 hereto; and (v) the Agency Agreement attached as Exhibit 4.16 hereto, the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On May 14, 2020, in connection with the completion of the Exchange Offers, AbbVie and Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as dealer managers, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). AbbVie agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) cause such registration statement to become effective under the Securities Act of 1933, as amended. AbbVie shall be obligated to pay additional interest on the Notes if it does not complete the exchange offer on or prior to the 365th day after the issuance of the Notes, or if the shelf registration statement with respect to the Notes (if required to be filed) is not declared effective by the later of (i) 180 days after the 365th day after the issuance of the Notes or (ii) 180 days after the receipt of the relevant request for filing of a shelf registration statement from any of the dealer managers pursuant to the terms of the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.23 hereto, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events

On May 13, 2020, AbbVie issued a press release announcing the final results of the Exchange Offers and Consent Solicitations. A copy of the press release issued by AbbVie is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Indenture, dated November 8, 2012, by and between AbbVie Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Amendment No. 5 to AbbVie’s Registration Statement on Form 10 filed on November 16, 2012)
4.2	Supplemental Indenture No. 8, dated May 14, 2020, by and between AbbVie Inc. and U.S. Bank National Association, as trustee
4.3	Form of 3.375% Senior Notes due 2020 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.4	Form of 4.875% Senior Notes due 2021 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.5	Form of 5.000% Senior Notes due 2021 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.6	Form of 3.450% Senior Notes due 2022 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.7	Form of 3.250% Senior Notes due 2022 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.8	Form of 2.800% Senior Notes due 2023 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.9	Form of 3.850% Senior Notes due 2024 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.10	Form of 3.800% Senior Notes due 2025 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.11	Form of 4.550% Senior Notes due 2035 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.12	Form of 4.625% Senior Notes due 2042 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.13	Form of 4.850% Senior Notes due 2044 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.14	Form of 4.750% Senior Notes due 2045 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.15	Supplemental Indenture No. 9, dated May 14, 2020, among AbbVie Inc., U.S. Bank National Association, as trustee, transfer agent and registrar, and Elavon Financial Services DAC, U.K. Branch, as paying agent
4.16	Agency Agreement, dated May 14, 2020, among AbbVie Inc., U.S. Bank National Association, as trustee, transfer agent and registrar, and Elavon Financial Services DAC, U.K. Branch, as paying agent and calculation agent
4.17	Form of Floating Rate Notes due 2020 (included in Exhibit 4.15 of this Current Report on Form 8-K)
4.18	Form of 0.500% Senior Notes due 2021 (included in Exhibit 4.15 of this Current Report on Form 8-K)
4.19	Form of 1.500% Senior Notes due 2023 (included in Exhibit 4.15 of this Current Report on Form 8-K)
4.20	Form of 1.250% Senior Notes due 2024 (included in Exhibit 4.15 of this Current Report on Form 8-K)
4.21	Form of 2.625% Senior Notes due 2028 (included in Exhibit 4.15 of this Current Report on Form 8-K)
4.22	Form of 2.125% Senior Notes due 2029 (included in Exhibit 4.15 of this Current Report on Form 8-K)
4.23	Registration Rights Agreement, dated May 14, 2020, among AbbVie Inc. and Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC
99.1	Press Release dated May 13, 2020
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 14, 2020	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President, Chief Financial Officer